UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2016

FEDERAL HOME LOAN MORTGAGE CORPORATION

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102-3110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2016, the Federal Housing Finance Agency (FHFA) released the 2017 Scorecard for Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation).

One-half of a participating officer’s At-Risk Deferred Salary (or 15% of Target Total Direct Compensation) under the terms of the 2015 Executive Management Compensation Program is subject to reduction based on an assessment of Freddie Mac’s performance against the Scorecard objectives and other objectives set by FHFA. The Scorecard is set forth below:

2017 Scorecard for Freddie Mac

For all Scorecard items, Freddie Mac will be assessed based on the following criteria:

Assessment Criteria

•	The extent to which Freddie Mac conducts initiatives in a safe and sound manner consistent with FHFA’s expectations for all activities;

•	The extent to which the outcomes of its activities support a competitive and resilient secondary mortgage market to support homeowners and renters;

•	The extent to which Freddie Mac conducts initiatives with consideration for diversity and inclusion consistent with FHFA’s expectations for all activities;

•	Cooperation and collaboration with FHFA, Fannie Mae, Common Securitization Solutions, the industry, and other stakeholders; and

•	The quality, thoroughness, creativity, effectiveness, and timeliness of its work products.

Maintain, in a safe and sound manner, credit availability and foreclosure prevention activities for new and refinanced mortgages to foster liquid, efficient, competitive, and resilient national housing finance markets. (40%)

FHFA expects Freddie Mac to efficiently and effectively operate its single-family and multifamily business activities in a manner that supports safety and soundness, market liquidity, and access to credit.

Freddie Mac is to:

Work to increase access to single-family mortgage credit for creditworthy borrowers, including underserved segments of the market:

•	Continue to assess opportunities to address credit access and develop recommendations for improvements where appropriate:

•	Conduct research to assess opportunities for responsibly supporting access to credit for underserved borrower groups.

•	Leveraging research and analysis, develop pilots and initiatives that take into account the changing circumstances and needs of the borrower population.

•	Support access to credit for borrowers with limited English proficiency by assessing the impact of language barriers throughout the mortgage life cycle and developing a plan to improve access to credit that is appropriate for Freddie Mac.

•	Continue to improve the effectiveness of pre-purchase counseling and homeownership education through technology, data analysis, and other opportunities as appropriate.

•	Conclude assessment of updated credit score models for underwriting, pricing, and investor disclosures, and, as appropriate, plan for implementation.

Finalize post-crisis loss mitigation activities:

•	Implement the post-crisis permanent modification for borrowers with long-term hardships and finalize related activities, including updates to the Uniform Borrower Assistance Form.

•	Develop other post-crisis loss mitigation options for borrowers, including solutions for borrowers with short-term hardships and guidelines for foreclosure alternatives such as short sale and deed-in-lieu. Develop an implementation plan and timeline for these offerings.

Continue to responsibly reduce the number of severely-aged delinquent loans and real estate owned properties:

•	Continue to implement strategies to responsibly reduce the number of severely-aged delinquent loans held by Freddie Mac with a focus on providing home retention options for borrowers when possible, including through non-performing loan sales.

•	Continue to responsibly reduce the number of real estate owned properties held by Freddie Mac, including through the Neighborhood Stabilization Initiative.

Assess the current mortgage servicing business model:

•	With the objective of ensuring ongoing liquidity in the mortgage servicing market and ensuring counterparty strength, initiate a multiyear assessment of both the challenges facing the mortgage servicing market and potential solutions for identified issues.

•	Work collaboratively with industry stakeholders and seek stakeholder feedback in assessing these challenges and potential solutions.

Explore opportunities to further support liquidity in multifamily affordable housing:

•	Explore opportunities to further support liquidity in multifamily affordable housing, including through pilots and initiatives. Research and analysis are encouraged in the following areas: workforce housing, affordability in high-cost and very-high cost areas, targeted affordable housing, small multifamily properties, manufactured housing rental community blanket loans, senior housing, rural housing, energy efficiency, and other areas as identified by Freddie Mac.

Manage the dollar volume of new multifamily business to remain at or below $36.5 billion for Freddie Mac:

•	Loans in affordable and underserved market segments, as defined in Appendix A, are to be excluded from the $36.5 billion cap.

Reduce taxpayer risk through increasing the role of private capital in the mortgage market. (30%)

Freddie Mac is to:

FHFA expects Freddie Mac to continue single-family and multifamily credit risk transfers as core business practices. FHFA will adjust targets as necessary to reflect market conditions and economic considerations.

Single-Family Credit Risk Transfers:

•	Transfer a meaningful portion of credit risk on at least 90 percent of the unpaid principal balance (UPB) of newly acquired single-family mortgages in loan categories targeted for risk transfer. For 2017, targeted single-family loan categories include: non-HARP and non-high LTV refinance, fixed-rate mortgages with terms greater than 20 years and loan to value ratios above 60 percent.

•	Continue efforts to evaluate and implement economically feasible ways to transfer credit risk on other types of newly acquired single-family mortgages that are not included in the targeted loan categories.

•	Identify, evaluate, and address significant issues from the 2016 Request for Input on advancing Freddie Mac’s and Fannie Mae’s credit risk transfer programs, including through consideration of front-end credit risk transfers.

Multifamily Credit Risk Transfers:

•	Transfer a meaningful portion of credit risk on at least 80 percent of the UPB of newly acquired multifamily mortgages.

•	Continue efforts to evaluate, and implement if economically feasible, further ways to transfer additional credit risk.

Retained Portfolio:

•	Execute FHFA-approved retained portfolio plans that meet, even under adverse conditions, the annual PSPA requirements and the $250 billion PSPA cap by December 31, 2018.

•	Any sales should be commercially reasonable transactions that consider impacts to the market, borrowers, and neighborhood stability.

Private Mortgage Insurer Eligibility Requirements (PMIERs 2.0):

•	Evaluate existing PMIERs and whether changes or updates are appropriate.

Build a new single-family infrastructure for use by the Enterprises and adaptable for use by other participants in the secondary market in the future. (30%)

Freddie Mac and Fannie Mae (the “Enterprises”) are to:

Common Securitization Platform and Single Security:

The Common Securitization Platform (CSP) and Single Security are significant, multiyear initiatives, and FHFA expects these inter-related projects to remain ongoing conservatorship priorities. FHFA expects the Enterprises and Common Securitization Solutions, LLC (CSS) to implement the Single Security on the CSP for both Freddie Mac and Fannie Mae in 2018.

•	Continue working with FHFA, each other, and CSS to: 1) build and test the CSP; 2) implement the changes necessary to integrate the Enterprises’ related systems and operations with the CSP; and 3) implement the Single Security on the CSP for both Enterprises.

•	Incorporate the following design principles in developing the CSP:

•	Focus on the functions necessary for current Enterprise single-family securitization activities.

•	Include the development of operational and system capabilities necessary for CSP to facilitate the issuance and administration of a Single Security for the Enterprises.

•	Allow for the integration of additional market participants in the future.

•	Continue to work with each other and CSS to obtain and utilize input from the Single Security/CSP Industry Advisory Group.

Provide Active Support for Mortgage Data standardization Initiatives:

•	Continue the development and implementation of the Uniform Closing Disclosure Dataset.

Appendix A: Multifamily Definitions

1.	Market share target and quarterly review of market size

The 2017 Scorecard establishes a $36.5 billion cap on the multifamily purchase volume of each Enterprise (the “capped category”). Loans in affordable and underserved market segments are excluded from the cap (the “excluded category”). FHFA will review the Agency’s estimates of the multifamily loan origination market size on a quarterly basis. If FHFA determines that the actual 2017 market size is greater than was projected, it will apply an appropriate increase to the capped category. If FHFA determines that the actual 2017 market size is smaller than was projected, it will not reduce the capped category.

The following sections explain how FHFA will treat loans in the affordable and underserved market segments.

2.	Loans on targeted affordable housing properties

Targeted affordable housing loans are loans to properties encumbered by a regulatory agreement or a recorded use restriction under which all or a portion of the units are restricted for occupancy by tenants with limited incomes and which may restrict the rents that can be charged for those units. FHFA will exclude a proportionate amount of the loan for properties in the targeted affordable category, depending on the percentage of units that are restricted by a regulatory agreement or recorded use restriction. FHFA will exclude from the cap 50 percent of the loan amount if the percentage of restricted units is less than 50 percent of the total units in a project, and will exclude 100 percent of the loan amount if the percentage of restricted units is equal to or more than 50 percent.

The following are examples of loans on targeted affordable housing properties that FHFA will exclude from the capped category:

•	Loans on properties subsidized by the Low Income Housing Tax Credit program, which limits tenant incomes at 60 percent of area median income (AMI) or below;

•	Loans on properties developed under state or local inclusionary zoning, real estate tax abatement, loan or similar programs, where the property owner has agreed to: a) restrict a portion of the units for occupancy by tenants with limited incomes in accordance with the requirements of the state or local program and restrict the rents that can be charged for those units at rents affordable to those tenants; and b) enforce these restrictions through a regulatory agreement or recorded use restriction; and

•	Loans on properties covered by a Section 8 Housing Assistance Payment contract where the contract limits tenant incomes to 80 percent of AMI or below. FHFA will not consider a unit that is occupied by a Section 8 certificate or voucher holder as a targeted affordable housing unit unless there is also a contract or a regulatory agreement or a recorded use restriction.

On a case-by-case basis, FHFA will consider Enterprise requests to exclude other loans from the capped category that meet affordable housing and mission goals but do not meet the exact definition of targeted affordable housing.

3.	Loans on other affordable units

FHFA will exclude from the capped category units whose rents are affordable to tenants at various income thresholds but that are not subject to a regulatory agreement or recorded use restriction. FHFA will exclude the pro rata portion of the loan amount based on the percentage of units with affordable, unsubsidized/market rents, as described below.

a.	Loans on affordable units in standard markets

Standard markets are those that are not located in rural areas or in designated high cost or very high cost markets. For properties located in these markets, the income threshold for affordability is 60 percent of AMI or below.

b.	Loans on affordable units in high cost or very high cost markets

In high cost markets as designated by FHFA, the income threshold for affordability is 80 percent of AMI or below. In very high cost markets as designated by FHFA, the income threshold for affordability is 100 percent of AMI or below.

4.	Loans on properties located in rural areas

Rural areas are those areas as designated in the Duty to Serve rule. FHFA will exclude the pro rata portion of the loan amount based on the percentage of units affordable at 80 percent of AMI or below. Very high cost market adjustments are not available.

5.	Loans on small multifamily properties

Small multifamily properties are properties that have 5 to 50 units. FHFA will exclude the pro rata portion of the loan amount based on the percentage of units affordable at 80 percent of AMI or below in standard and high cost markets, and 100 percent of AMI or below in very high cost markets.

6.	Manufactured housing rental community blanket loans

Loans to manufactured housing rental communities are blanket loans secured by the land and the rental pads. FHFA will exclude the full loan amount of a manufactured housing rental community blanket loan.

7.	Loans on seniors housing assisted living properties

For loans on seniors housing assisted living properties, FHFA will exclude the pro rata portion of the loan amount based on the percentage of units affordable at 80 percent of AMI or below. Very high cost market adjustments are not available.

8.	Loans to finance energy or water efficiency improvements

Loans to finance energy or water efficiency improvements are loans funded by the Enterprises under their own specialized financing programs for this purpose. The full loan amount under the Fannie Mae Green Rewards and Freddie Mac Green Up and Green Up Plus loan programs will be excluded from the cap. For loans funded under the Fannie Mae Green Building Certification program, and the Freddie Mac Green Certified program, exclude 50 percent of the loan amount if at least 20 percent but less than 50 percent of the unit rents are affordable by applying the income limits in Section 3 and exclude 100 percent of the loan amount if the percentage of affordable units is equal to or more than 50 percent.

9.	Other Scorecard requirements

For purposes of reporting on loan and commitment activity under the 2017 Scorecard, the Enterprises must: a) use the definitions for determining unit affordability of seniors housing assisted living units, coop units and shared living arrangements, including student housing, that are included in the August 2015 housing goals regulation; b) use affordability data as of the loan acquisition date; c) report monthly to FHFA on their acquisition and commitment volumes using a reporting format that aligns with the Scorecard categories; and d) report quarterly on their acquisition volumes under the capped category and under the affordable and underserved excluded category in a public disclosure using a reporting format to be determined by FHFA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Kevin I. MacKenzie
Kevin I. MacKenzie
Vice President and Deputy General Counsel – Corporate Securities

Date: December 15, 2016